Exhibit 21.1

List of Subsidiaries

Entity Name	Domicile
BACHIL001 LLC	Delaware
Blue Owl NL Opportunity Credit CAOH REIT LLC	Delaware
Blue Owl NL Opportunity Credit ELIN REIT LLC	Delaware
Blue Owl NL Opportunity Credit ELIN TRS LLC	Delaware
Blue Owl NL Opportunity Credit Holdings REIT LLC	Delaware
Blue Owl NL Opportunity Credit LIMI REIT LLC	Delaware
Blue Owl NL Opportunity Credit LIMI TRS LLC	Delaware
Blue Owl NL Opportunity Credit Manager II LLC	Delaware
Blue Owl NL Opportunity Credit MOMI REIT LLC	Delaware
Blue Owl NL Opportunity Credit MOMI TRS LLC	Delaware
Blue Owl NL Opportunity Credit PAAR REIT LLC	Delaware
Blue Owl NL Opportunity Credit SENE REIT LLC	Delaware
Blue Owl NL Opportunity Credit SMTN REIT LLC	Delaware
Blue Owl NL Opportunity Credit SMTN TRS LLC	Delaware
Blue Owl NLT Operating Partnership LP	Delaware
Blue Owl ORENT Acquisitions LLC	Delaware
Blue Owl Promote G II LLC	Delaware
Blue Owl Real Estate Exchange Depositor LLC	Delaware
Blue Owl Real Estate Exchange I DST	Delaware
Blue Owl Real Estate Exchange LLC	Delaware
Blue Owl Real Estate Exchange Master Lessee LLC	Delaware
Blue Owl Real Estate Exchange TRS LLC	Delaware
Blue Owl Real Estate Reverse Exchange Holder LLC	Delaware
CB Portfolio Owner LLC	Delaware
CBCOTN002 LLC	Delaware
CBCRTN001 LLC	Delaware
CBLATN001 LLC	Delaware
CBLCTN001 LLC	Delaware
CBMUTN001 LLC	Delaware
CBPFTN001 LLC	Delaware
CHWSNJ001 LLC	Delaware
DOCOON001 Holdings ULC	British Columbia
DOCOON001 LLC	Delaware
DST SM Owner D LLC	Delaware
ENBHOTX001 LLC	Delaware
ES BROTX Owner LLC	Delaware

ES BRYTX Owner LLC	Delaware
ES HATX Owner LLC	Delaware
ES HOTX Owner LLC	Delaware
ES Portfolio Owner LLC	Delaware
ES WFTX Owner LLC	Delaware
ESFWTX001 LLC	Delaware
HFAKOH001 LLC	Delaware
Ivory OSREC OS Waterparks Aggregator LLC	Delaware
Ivory OSREC OT Investor LLC	Delaware
Ivory OSREC OT TRS LLC	Delaware
JCSEWA001 LLC	Delaware
LOPLMI001 LLC	Delaware
LOSTOH001 LLC	Delaware
MGKY001 Owner LLC	Delaware
Mountain DATX002 LLC	Delaware
Mountain DATX004 LLC	Delaware
Mountain DATX005 LLC	Delaware
Mountain Holding NLT LLC	Delaware
Mountain IRTX001 LLC	Delaware
Mountain METX001 LLC	Delaware
Mountain Portfolio Owner AR LLC	Delaware
Mountain Portfolio Owner LA LLC	Delaware
Mountain Portfolio Owner LLC	Delaware
Mountain Portfolio Owner NC LLC	Delaware
OAK TRUST SUB-REIT I, LLC	Delaware
OAK TRUST SUB-REIT II, LLC	Delaware
OT CB I Owner LLC	Delaware
OT CB II Owner LLC	Delaware
OT Liquid Investor LLC	Delaware
OT MA Owner LLC	Delaware
OT Project Dorel TRS LLC	Delaware
OT Project Paradigm TRS LLC	Delaware

OT SM Owner A LLC	Delaware
OT SM Owner B LLC	Delaware
OT SM Owner C LLC	Delaware
OT SM Owner D LLC	Delaware
OT SM Owner LLC	Delaware
OT WA Owner LLC	Delaware
OTLender001 LLC	Delaware
PAORON001 Holdings ULC	British Columbia
PAORON001 LLC	Delaware
PASTFL001 LLC	Delaware
Project Bronco Fayetteville LLC	Delaware
Project Evergreen NV LLC	Delaware
Project Evergreen NV Owner LLC	Delaware
Project Evergreen WA LLC	Delaware
Project Laser Huntsville LLC	Delaware
Project Maverick Calgary Holdings LLC	Delaware
Project Maverick Calgary LLC	Delaware
Project Oyster Pasco LLC	Delaware
Project Pearl Pasco Holdings LLC	Delaware
Project Pearl Pasco LLC	Delaware
Q GE Lux Holdco S.à r.l.	Luxembourg
Q GE Lux Propco 1 S.à r.l.	Luxembourg
Q Lux MasterCo S.à r.l.	Luxembourg
Q UK Lux Holdco S.à r.l.	Luxembourg
Q UK Lux Propco 1 S.à r.l.	Luxembourg
TEN Portfolio Owner LLC	Delaware
TENCAOH001 LLC	Delaware
TENELIN001 LLC	Delaware
TENFRIN001 LLC	Delaware
TENGLMI001 LLC	Delaware
TENHAVA001 LLC	Delaware
TENLIMI001 LLC	Delaware
TENMOMI001 LLC	Delaware
TENPAAR001 LLC	Delaware

TENPLMI001 LLC	Delaware
TENSENE001 LLC	Delaware
TENSKIL001 LLC	Delaware
TENSMTN001 LLC	Delaware
WBCCTX001 LLC	Delaware
WBHOTX003 LLC	Delaware
WBHOTX004 LLC	Delaware
WBKITX001 LLC	Delaware
WBPLTX001 LLC	Delaware
WBSATX001 LLC	Delaware
WHRAMIA001 LLC	Delaware